Exhibit 10.3

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (“Third Amendment”) is made as of the 27th day of February, 2009 by and between HYDROGEL DESIGN SYSTEMS, INC., a Delaware corporation (“Tenant”) and EXETER 2150 CABOT, L.P., a Pennsylvania limited partnership (“Landlord”).

WHEREAS, Landlord (as successor-in-interest to 2150 Cabot, LLC) and Tenant are parties to that certain Assignment and Amended and Restated Net Lease dated January 25, 2002 (“Original Lease”), as amended by the Amendment No. 1 to Schedule A of Assignment and Amended and Restated Lease dated September 30, 2002 (“2002 Amendment”), and the Amendment to Lease dated February 23, 2007 (“2007 Amendment”), pursuant to which Tenant leases from Landlord and Landlord leases to Tenant the premises consisting of approximately 16,500 rentable square feet as defined on page one (1) of the Original Lease (“Original Premises”) located at 2150 Cabot Boulevard, West Langhorne, Pennsylvania (“Building”). Collectively, the Original Lease, 2002 Amendment, 2007 Amendment and Third Amendment are referred to as the “Lease”.

WHEREAS, Landlord and Tenant now desire to extend the term of the Lease upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the parties hereto, intending to be legally bound hereby, covenant and agree as follows,

1.       Definitions; Recitals. Any capitalized terms used and not otherwise defined herein shall have the meaning given to such terms in the Original Lease. The above recitals are true and correct and are hereby incorporated into this Third Amendment as if set forth herein at length.

2.       Term. The term of the Original Lease shall be extended for an additional four (4) years (“Extended Term”). Accordingly, “January 31, 2012” of the “Termination Date” on page one (1) of the Original Lease shall be deleted in its entirety and replaced with “January 31, 2016”. For all purposes in the Lease, except as set forth herein, the word “Term” shall include the “Extended Term”.

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3.       Rent. The Annual Base Rent/Monthly Installment of Base Rent for the Extended Term shall be as follows:

Time Period	Annual Base Rent	Monthly Installment of Base Rent

February 1, 2012 – January 31, 2014	$187,521.57	$15,626.80

February 1, 2014 – January 31, 2016	$206,250.00	$17,187.50

4.       Brokers. Tenant represents and warrants to Landlord that Tenant has dealt with no broker, agent or other intermediary in connection with this Third Amendment, and that insofar as Tenant knows, no other broker, agent or other intermediary negotiated this Third Amendment. Tenant agrees to indemnify, defend and hold Landlord and its partners, employees, agents, and affiliates, harmless from and against any claims made by any broker, agent or other intermediary with respect to a claim for broker's commission or fee or similar compensation brought by any person in connection with this Third Amendment, provided that Landlord has not in fact retained such broker, agent or other intermediary.

5.       Conflict. Any inconsistencies or conflicts between the terms and provisions of the Original Lease, the 2002 Amendment and the 2007 Amendment and the terms and provisions of this Third Amendment shall be resolved in favor of the terms and provisions of this Third Amendment.

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IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date and year first above written.

LANDLORD:

EXETER 2150 CABOT, L.P.,
a Pennsylvania limited partnership

By:	Exeter 2150 Cabot, LLC,
a Pennsylvania limited liability company, its sole general partner

Signed in the presence of;	By:	Exeter Industrial REIT I,
a Maryland Business Trust,
its sole member

	By:	/s/ Timothy J. Weber
Witness		Name: Timothy J. Weber
Title: Secretary/Treasurer

Tenant:

HYDROGEL DESIGN SYSTEMS, INC.,
a Delaware corporation

Signed in the presence of:

	By:	/s/ Mathew Harriton
Witness		Name: Mathew Harriton
Title: PRESIDENT

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